Fiscal Year 2019 First Quarter Earnings Release Conference Call July 3, 2019

Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2018 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise.

Q1 Fiscal 2019 Upturn • Regained traction in Q1 to start the new fiscal year • Integrated recent acquisitions of Rogers Brothers into Metal Coatings and Lectrus into the Energy segment • Solid Metal Coatings quarter • Record quarterly sales of $115.3 million • Executed operational improvement and procurement initiatives • Operating margins solid at 21.9% • Value-added selling process took hold • Energy segment improved, but still face challenges • Refinery turnaround activity grew, both domestically and internationally • Nuclear market continued to face challenges • Tariffs and transportation costs beginning to escalate • Strong bookings in Electrical 3

Q1 Fiscal 2019 Markets • Solid demand in Metal Coatings • Increased pricing on higher zinc and direct labor costs • Focused on improving productivity and efficiency • Closed one small, underutilized plant in West Virginia • Increasing demand for Galvabar, currently scouting for second site • Powder Coating demand growth • Energy segment full year outlook good • Q2 historically weaker than Q1 – there are limited turnarounds and outages during the Summer months • Refinery turnaround activity for Fall is firming up, but we remain cautious on demand and scope of nuclear outages • Steel prices have increased for our Electrical businesses and we have seen shortages of skilled labor in certain markets 4

Q1 Fiscal 2019 Results (Millions Except for EPS and %) Q1 FY 2019 Q1 FY 2018 % change Revenue $ 262.2 $ 205.3 27.7% Gross Profit $ 58.7 $ 47.4 23.9% Gross Margin 22.4% 23.1% Operating Profit $ 23.7 $ 20.0 18.3% Operating Margin 9.0% 9.8% Net Income $ 15.7 $ 12.1 30.3% Diluted EPS $ 0.60 $ 0.46 30.4% Diluted Shares Outstanding 26.034 26.093 5

Q1 Total Company Revenue by Market Industrial - General Industry, Oil & Gas, Construction Transmission & Distribution Power Generation FY 2019 Expectation 21% 16% Industrial 54% T&D 57% 22% 30% Power Gen Q1 FY2018 Q1 FY2019 $205 million $262 million 6

Q1 FY 2019 Cash Flow Highlights (Millions except for %) Q1 FY 2019 Q1 FY 2018 Cash flows used in operating activities $(12.4) $(15.8) Less: Capital Expenditures $2.8 $10.1 Free Cash Flow $(15.2) $(25.9) Net Income $15.7 $12.1 Free Cash Flow/Net Income (96.8)% (214.0)% Acquisition of subsidiaries, net of cash acquired $8.0 $0.0 Dividends $4.4 $4.4 Share repurchases $0.0 $2.7 7

Q1 FY 2019 Segment Results (Millions except for %) Energy Metal Coatings Segment Segment Q1 FY 2019 Revenue $147.0 $115.3 Operating Income $10.0 $25.2 Operating Margin 6.8% 21.9% Q1 FY 2018 Revenue $113.2 $92.1 Operating Income $6.7 $21.2 Operating Margin 5.9% 23.1% 8

FY2019 Guidance FY 2019 Revenue $900 - $960 million Earnings per share $1.75 - $2.25 Driven by: • Metal Coatings will have stronger revenue due to inflation, a stronger selling effort, and improved traction on operational improvement initiatives • Metal Coatings income will benefit from stronger emphasis on value price selling, impact of operational excellence initiatives, lower overhead expense due to realignment, and improved execution • Industrial is seeing stronger turnaround activity and highly active international markets that will partially offset the weak nuclear market • Electrical enclosure market has improved; new management is quickly gaining traction resulting in improved operational execution; and benefit of the Powergrid and Lectrus acquisitions 9

FY2019 Risks • Refinery turnarounds for the Fall season do not materialize • Metal Coatings cannot offset zinc and direct labor cost increases with price, and operational execution efforts falter • AZZ’s ongoing recruiting and retention efforts fail to provide enough skilled and semi-skilled craft to satisfy demand • Electrical Group’s operational improvement initiatives do not provide the expected margin improvement AZZ believes it has taken steps to effectively mitigate the risks within our control 10

Q&A